                          Independent Auditors' Consent




To the Shareholders and Board of Directors of Smith Barney Sector Series Inc.:

We consent to the incorporation by reference, with respect to the portfolios listed below for the Smith Barney Sector Series Inc. (the "Funds") in the respective Prospectus and Statement of Additional Information, of our reports dated December 11, 2002, on the statements of assets and liabilities as of October 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for the two-year period then ended and financial highlights for the two-year period then ended and for the period from February 28, 2000 (Commencement of Operations) through October 31, 2000. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.

Portfolio
---------

Smith Barney Financial Services Fund
Smith Barney Health Sciences Fund
Smith Barney Technology Fund





                                                                       KPMG LLP


New York, New York
February 25, 2003

                          Independent Auditors' Consent




To the Shareholders and Board of Directors of Smith Barney Sector Series Inc.:

We consent to the incorporation by reference, with respect to the portfolios listed below for the Smith Barney Sector Series Inc. (the "Funds") in the respective Prospectus and Statement of Additional Information, of our reports dated December 11, 2002, on the statements of assets and liabilities as of October 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for the two-year period then ended and financial highlights for the two-year period then ended and for the period August 31, 2000 (Commencement of Operations) through October 31, 2000. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.

Portfolio
---------

Smith Barney Biotechnology Fund
Smith Barney Global Media & Telecommunications Fund





                                                                        KPMG LLP


New York, New York
February 25, 2003